SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant /X/
Filed by a party other than the Registrant

Check the appropriate box:
/ /    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                               MAYNARD OIL COMPANY
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/     No fee required

/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)  and 0-11
        (1)      Title of each class of securities to which transaction applies:
        (2)      Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)      Proposed maximum aggregate value of transaction:
        (5)      Total fee paid:

/ /     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)      Amount Previously Paid:
       (2)      Form, Schedule or Registration Statement No.:
       (3)      Filing Party:
       (4)      Date Filed:

                               MAYNARD OIL COMPANY
                           8080 N. Central Expressway
                                    Suite 660
                               Dallas, Texas 75206


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To be Held May 17, 2000


         The annual meeting of stockholders of MAYNARD OIL COMPANY will be held on Wednesday, May 17, 2000, at 9:30 A.M., Dallas Time, at the offices of the Company, 8080 N. Central Expressway, Suite 660, Dallas, Texas, for the following purposes:

                  1. To elect three directors to hold office in accordance with the Company's Certificate of Incorporation, as amended, until the 2001 Annual Meeting of Stockholders, or until their successors shall be duly elected.

                  2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 31, 2000, as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

         Please sign, date and return the accompanying Proxy in the enclosed envelope which requires no postage if mailed in the United States. All stockholders of the Company are invited to attend the meeting in person.


                                              By order of the Board of Directors



                                              Linda K. Burgess
                                              Secretary and Controller

Dallas, Texas
April 12, 2000


         YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE
ENCLOSED ENVELOPE.

                                 PROXY STATEMENT

                               MAYNARD OIL COMPANY

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 17, 2000


                               GENERAL INFORMATION

         This Proxy Statement is furnished to stockholders of Maynard Oil Company on or about April 12, 2000, in connection with the solicitation of proxies for use at the annual meeting of stockholders of the Company to be held on May 17, 2000, at the time and place and for the purposes set forth in the accompanying Notice of the meeting.

         THE ACCOMPANYING PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND IS REVOCABLE AT ANY TIME PRIOR TO BEING VOTED. All shares of the Company's Common Stock, par value $.10, represented by properly executed and unrevoked proxies will be voted, if the proxies are received in time for the meeting. Any Stockholder giving a proxy has the right to revoke it at any time before the proxy is exercised by giving notice to the Company in writing or in open meeting.

         The Company will bear the cost of solicitation of the proxies. In addition to solicitation by mail, certain directors, officers and other employees of the Company, not specifically employed for the purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone or telegraph. The Company may also reimburse brokers or other persons holding shares in their name, or in the names of nominees, for expenses in sending proxy material to principals and obtaining their proxies.

         Each holder of Common Stock of record at the close of business on March 31, 2000, is entitled to one vote per share on all matters to come before the meeting. Cumulative voting is not permitted under the Company's Certificate of Incorporation and By-Laws. At the close of business on March 31, 2000, there were outstanding and entitled to vote at the meeting 4,880,970 shares of Common Stock. A majority of the outstanding shares must be represented at the meeting in person or by proxy in order to have a quorum to conduct business at the meeting.

         A stockholder may, with respect to the election of directors, (i) vote for all nominees named herein, (ii) withhold authority to vote for all such nominees or (iii) vote for all such nominees other than any nominee with respect to whom the stockholder withholds authority to vote. The nominees receiving the highest number of votes cast for the number of positions to be filled shall be elected. Accordingly, withholding authority to vote for a director nominee will not prevent him from being elected. On any other matter which may properly come before the meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the meeting and entitled to vote is required. Broker non-votes will have no effect on any matter at the meeting.

                        SECURITIES BENEFICIALLY OWNED BY
                      PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         On March 31, 2000, 4,880,970 shares of the Company's Common Stock were issued and outstanding. The following persons were known by the Company to be the beneficial owners of more than 5% of the Company's Common Stock:



         Name of Beneficial Owner                 Number of Shares            Percent of Class
         ------------------------                 ----------------           -----------------
         James G. Maynard                               2,756,596                 56.48
         9933 Lawler Avenue
         Suite 344
         Skokie, IL 60077

         Franklin Resources, Inc. (1)                     540,000                 11.06
         777 Mariners Island Blvd.
         San Mateo, CA 94404

         Dimensional Fund Advisors Inc. (2)               399,000                   8.17
         1299 Ocean Avenue
         11th Floor
         Santa Monica, CA 90401

         FMR Corp. (3)                                    477,300                  9.78
         82 Devonshire Street
         Boston, MA 02109

1) According to a Form 13G dated January 26, 2000 filed with the Securities and Exchange Commission, these shares are beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries (the
     "Adviser Subsidiaries") of Franklin Resources, Inc. ("FRI"). Such advisory contracts grant to such Adviser Subsidiaries all investment and/or voting power over the securities owned by such advisory clients, and therefore, the Adviser Subsidiaries may be deemed to be the beneficial owner of the shares listed above.

     Additionally, Charles B. Johnson and Rupert H. Johnson, Jr. each own in excess of 10% of the outstanding Common Stock of FRI and are the principal shareholders of FRI and may be deemed to be the beneficial owner of shares held by persons and entities advised by FRI subsidiaries.

2) According to a Form 13G dated February 11, 2000 filed with the Securities and Exchange Commission, Dimensional Fund Advisers, Inc. ("Dimensional"), a registered investment adviser, furnishes investment advice to four investment companies and serves as investment manager to certain other investment vehicles, including commingled group trusts and separate accounts(these investment companies, trusts, and accounts are the "Funds"). In its role as investment adviser or manager, Dimensional possesses both voting and/or investment power over the shares owned by the Funds and may be deemed to be the beneficial owner of such shares.

3)       According  to a Form  13G  dated  February  14,  2000  filed  with  the
         Securities and Exchange Commission, FMR Corp. is the parent holding company which has the right to receive or the power to direct the receipt of dividends or the proceeds from the sale of the above referenced securities, on behalf of Fidelity Low-Priced Stock Fund, a registered investment company, and as such, FMR may be deemed to be the beneficial holder of such shares.


         The following table shows with respect to each director and nominee for director of the Company, each 5% stockholder, each executive officer named in the Summary Compensation Table below, and with respect to all directors and executive officers as a group: (i) the total number of shares of Common Stock beneficially owned as of March 31, 2000, and (ii) the percent of the total number of shares of Common Stock outstanding as of that date:


                   Name of                                           Percent
                  Beneficial                    Number of               of
                     Owner                      Shares (1)            Class
                  -----------                   ----------            -----
                  James G. Maynard              2,756,596 (2)          56.48
                  Franklin Resources,
                    Inc.                          540,000              11.06
                  Dimensional Fund
                    Advisors, Inc                 399,000               8.17
                  FMR Corp.                       477,300               9.78
                  Robert B. McDermott               5,000               0.10
                  Ralph E. Graham                   2,200               0.04
                  Glenn R. Moore                  --                    --
                  L. Brent Carruth                --                    --
                  Kenneth W. Hatcher              --                    --
                  Linda K. Burgess                --                    --
All directors and executive
officers as a group
(7 persons)                                     2,763,796             56.62


(1) In accordance with regulations of the Securities and Exchange Commission, stock ownership reflects shares with respect to which the director, nominee, principal stockholder or executive officer has voting power or investment power, or has a right to acquire such power. Each director, nominee, principal stockholder or executive officer has both sole voting power and sole investment power with respect to the shares set forth in the table. Beneficial ownership is disclaimed by each director, nominee, principal stockholder or executive officer of shares listed of which he or it would not, but for Rule 13d-3 under the Securities Exchange Act of 1934, be deemed to be the beneficial owner.

(2) Includes 300,000 shares held of record by a corporation controlled by Mr. Maynard and 2,456,59 shares held of record by Mr. Maynard, as trustee of a trust for his benefit.

                              ELECTION OF DIRECTORS

         In accordance with the Company's By-laws, three directors are to be elected at the annual meeting. Each director elected will hold office until the next annual meeting and until his successor is elected and qualified. Shares represented by valid proxies will be voted for the election of the three nominees listed below.

         The nominees have consented to serve on the Board, if elected, but should any of the three be unable to serve in this capacity at the time of the meeting, the proxies will be voted by the proxy holders in their discretion for any substitute nominee who may be designated by Management. It is anticipated that the nominees will be available to serve as directors.

Names of Nominees                   Position with Company, Business
  for Election            Age       Experience and other Directorships
  ------------            ---       ----------------------------------

Ralph E. Graham           80        Director of the Company since 1993.
                                    Partner of Day Oil Company, an oil and gas exploration and drilling partnership.

James G. Maynard          74        Chief Executive Officer and Chairman of the
                                    Board of the Company  since
                                    its incorporation in 1971.

Robert B. McDermott       72        Director of the Company since 1971. Business
                                    Consultant and Director of The Cherry
                                    Corporation, a manufacturer of switches, sensors, controls, and specialized semiconductors.

MEETINGS OF THE BOARD OF DIRECTORS AND THE COMMITTEES OF THE BOARD OF DIRECTORS

         During 1999, the Board of Directors met eight times. The Compensation Committee of the Board, comprised of Messrs. Maynard, Graham and McDermott, met twice and the Audit Committee, comprised of Messrs. McDermott and Graham, met twice. The Audit Committee meets with the public accountants and accounting personnel of the Company for review of their respective information, opinions and functions. For the year ended December 31, 1999, the Audit Committee recommended, and the Board of Directors selected, PricewaterhouseCoopers LLP to audit the Company's financial statements. The Compensation Committee sets the compensation of the executive officers of the Company. Mr. Maynard's compensation was determined by Messrs. McDermott and Graham as more fully described in the Compensation Committee Report on Executive Compensation. The Board of Directors does not have a nominating committee. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and of the committees on which he served.

                             EXECUTIVE COMPENSATION

         The table below sets forth certain information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1999, 1998 and 1997, of those persons who were, at December 31, 1999 (i) the chief executive officer, and (ii) the other four executive officers of the Company.


                           SUMMARY COMPENSATION TABLE

                                             Annual Compensation(1)
                                    ----------------------------------------   All Other
Name and Principal                  Fiscal                                      Compen-
Position                             Year             Salary(2)     Bonus(3)    sation(4)
----------------------               ----             ---------     --------    ---------

James G. Maynard                    1999             $106,515      $   -0-       $10,652(5)
Chairman of the Board,              1998              105,000          -0-        10,500
  Chief Executive                   1997              105,000          -0-        10,500
  Officer and
  Treasurer

Glenn R. Moore                      1999              173,892           -0-       16,000(6)
President                           1998              169,962           -0-       16,000
                                    1997              165,885           -0-       15,976

L. B. Carruth                       1999              146,785         7,395       14,678(7)
Vice President of                   1998              143,794           -0-       14,380
 Operations                         1997              140,394           -0-       14,730

Kenneth W. Hatcher                  1999              132,904         6,700       13,290(8)
Vice President of                   1998              130,050           -0-       13,006
 Finance                            1997              126,456           -0-       13,264

Linda K. Burgess                    1999              104,346         5,250       10,434(9)
Controller and                      1998              102,433           -0-       10,242
 Corporate Secretary                1997               99,125           -0-        9,913


(1) The Company does not maintain a "long term incentive plan" as that term is defined in the applicable rules.

(2)      Includes amounts deferred under the Company's Thrift Investment Plan.

(3) Includes bonus awards earned for performance in the fiscal year even though such amounts could be payable in subsequent years.





(4) Totals shown consist of the Company's contributions to (i) the Retirement Plan in the amount of 5% of annual salary for 1997, 1998 and 1999, unless otherwise specified below and (ii) the Thrift Investment
         Plan for the remainder.

(5) During 1999, $5,326 was accrued in the Retirement Plan and $5,326 in the Thrift Investment Plan on behalf of Mr. Maynard.

(6) During 1999, $8,000 was accrued in the Retirement Plan and $8,000 in the Thrift Investment Plan on behalf of Mr. Moore.

(7) During 1999, $7,339 was accrued in the Retirement Plan and $7,339 in the Thrift Investment Plan on behalf of Mr. Carruth.

(8) During 1999, $6,645 was accrued in the Retirement Plan and $6,645 in the Thrift Investment Plan on behalf of Mr. Hatcher.

(9) During 1999, $5,217 was accrued in the Retirement Plan and $5,217 in the Thrift Investment Plan on behalf of Ms. Burgess.



The table below summarizes certain information with respect to the value of the stock participation units held by executive officers at December 31, 1999.

                         Aggregated Stock Participation (SPAR) Exercises in 1999 and December 31, 1999 Stock Participation (SPAR) Values

                                Number of
                                Securities                          Value of
                                Underlying                         Unexercised
                                Unexercised                        In-the-Money
                                SPARs at                            SPARs at
                                12/31/99 (#)                       12/31/99 (2)
                                Exercisable (1)/                   Exercisable/
                                Unexercisable                      Unexercisable
                                -------------                      -------------

Maynard                         0/0                               $      0/0

Moore                           29,000/0                           136,500/0

Carruth                          15,000/0                           70,313/0

Hatcher                          13,500/0                           64,125/0

Burgess                          11,000/0                           51,563/0

(1) All prior awards of stock participation units are 100% vested at December 31, 1999, but only become exercisable upon termination of employment with the Company.

(2)           Based upon a price of  $9.75 per  share,  the  last bid  price on
             NASDAQ of the Company's Common Stock on December 31, 1999.

There were no awards of stock participation units to any employee in 1999.

COMPENSATION OF DIRECTORS

         During 1999, each director, who was not an employee of the Company, received an annual retainer of $10,000. In addition, each committee member who was not an employee of the Company (two members for both the Compensation and Audit Committees) received an annual amount of $4,000 for services on each committee.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Committee's objective is to maintain a competitive industry posture by compensating all executives fairly, for both their long-term and recent contributions to the Company. The Committee believes that services of outstanding value can be rendered in periods of financial or operating stringency, as well as in boom times.

         Compensation for each executive includes a salary and from time to time longer-term incentive compensation, such as stock participation units. The Committee considers the total compensation (earned or potentially available) of each executive officer in establishing each element of compensation. Cash bonuses of $68,516 were authorized in 1999 for 28 employees of which $19,345 was allocated to executive officers..

         Salaries for executives are reviewed by the Committee on an annual basis and may be increased to reflect the individual's contribution to the Company or changes in the competitive level of pay. The Committee has access to a national survey on oil and gas company compensation, which includes executives in both larger and smaller companies. Companies which participated in the compensation survey include privately held corporations, as well as companies on NASDAQ, the American Stock Exchange, and the New York Stock Exchange. This national survey is believed to be the best available information for the intended purpose. The executive officers of the Company are paid compensation which generally ranks them in or below the mid-range of executives in similar positions for corporations of similar size.

         The Compensation Committee evaluates the salary of Mr. Maynard, the Chief Executive Officer, based largely on the Committee's assessment of his past and current performance and its expectation as to his future contributions in leading the Company and its business. The Compensation Committee believes a key indicator for an oil and gas company, such as Maynard Oil, is the accretion of shareholder value. Ordinarily, this is measured by the replacement of hydrocarbon reserves through drilling or acquisition, the cost of such reserves and the extent of the risk to which the shareholder's investment has been subjected. During 1999, the Company was successful in acquiring two sizeable groups of producing oil and gas properties which added 4.7 million barrels of oil and 18 bcf of gas to the Company's hydrocarbon reserve base at a cost of $42.9 million, or an initial cost of approximately $5.57 per net equivalent barrel. The acquisition cost was financed through additional bank borrowings which will increase the ultimate cost per barrel paid for the properties at least by the amount of interest expense paid on these borrowings. The Committee believes that Mr. Maynard's contributions to the Company warrant a salary substantially in excess of what he is paid; it has limited Mr. Maynard's compensation at Mr. Maynard's express request.

         The Committee also considered the Company's performance in determining other executive officer salaries for 1999. It considered these factors both on an absolute basis and relative to the oil and gas industry, in general. In determining salaries for executive officers, other than Mr. Maynard, the Committee reviewed the Chief Executive Officer's recommendations based upon individual performance, as well as the factors mentioned in the above paragraph.

         Since the price of the Company's stock is affected to a significant degree by oil and gas prices, over which executives have no control, and various other factors over which they have limited control, the Committee has focused on salaries as the principal means of providing incentives and rewarding executive performance. The Company did not award stock options, stock participation units or other stock based incentives in 1999.

         During 1999, the Compensation Committee consisted of Ralph E. Graham, James G. Maynard and Robert B. McDermott, all directors of the Company. Mr. Maynard does not take part in the determination of his compensation.

         The Compensation Committee Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information by reference, and shall not otherwise be deemed filed under such Acts.

                                            For the Compensation Committee

                                            James G. Maynard
                                            Robert B. McDermott
                                            Ralph E. Graham

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         James G. Maynard is Chief Executive Officer and Chairman of the Board of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that certain of the Company's officers, its directors and 10% shareholders file with the Securities and Exchange Commission and Nasdaq an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received by the Company and written representation from the directors and officers that no other reports were required, the Company is unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended December 31, 1999.

                                PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Stock Market for U.S. Companies and the NASDAQ Industry Index for oil and gas production companies for the five fiscal years ending December 31, 1999. This graph assumes that $100 was invested on December 31, 1994 and that all dividends were reinvested. The performance shown on the graph below is not necessarily indicative of future performance. The Company will make available to requesting stockholders the identities of the companies within the CRSP Index for NASDAQ stock (SIC-1300-1399 US Companies). All of the companies listed in this index are involved in oil and gas extraction.

         The Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                Comparison of Five-Year-Cumulative Total Returns
  Prepared by the Center for Research in Security Prices, University of Chicago

                                                                    CRSP Index
                                                 CRSP Index             For
                                                       for           NASDAQ
                                                Nasdaq Stock        Stocks (SIC
         Fiscal Year       Maynard Oil               Market         1300-1399
           Covered           Company           (US Companies)          US Cos.)*
         ----------         --------           --------------       ------------

         12/31/94              100.0               100.0               100.0
         12/31/95              135.0               141.3               123.7
         12/31/96              375.0               173.9               202.4
         12/31/97              205.0               213.1               218.8
         12/31/98              150.0               300.4                 99.1
         12/31/99              200.0               556.0               122.2

Note:
* The peer index includes results from all US companies trading on NASDAQ in the 130 SIC group, oil and gas extraction and production companies, which includes 185 Companies over the period presented and 65 active at December 31, 1999.

                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP audited the Company's financial statements for the year ending December 31, 1999 and has been selected as the independent accounting firm who will audit the Company's financial statements for the year ending December 31, 2000. Representatives of PricewaterhouseCoopers are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                             STOCKHOLDER'S PROPOSALS

         Any proposal by a stockholder of the Company intended to be presented at the 2001 annual meeting of stockholders and included in the Company's proxy statement and form of proxy relating to that meeting, must be received by the Company at its principal executive office not later than December 14, 2000, and must also comply with other requirements of the proxy solicitation rules of the Securities and Exchange Commission.

         In accordance with the Company's By-laws, any stockholder proposals with respect to nominations or other stockholder business intended to be presented at the 2001 annual meeting of stockholders, but not included in the Company's proxy statement and form of proxy relating to that meeting, must be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Company's Secretary no later than February 16, 2001. Such notice shall set forth (i) the name, age, business address and residence address of the proponent of each proposal in such notice, (ii) the principal occupation or employment of such proponent, and (iii) the number of shares of the Company's stock beneficially owned by such proponent.

                                  OTHER MATTERS

         The Management of the Company does not know of any other matters that are to be presented for action at the annual meeting. Should any other matter come before the meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

                                       By Order of the Board of Directors


                                       Linda K. Burgess
                                       Secretary and Controller


Dallas, Texas
April 12, 2000

                               MAYNARD OIL COMPANY

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints James G. Maynard and Glenn R. Moore as Proxies, each with the power to appoint a substitute, and hereby authorizes them to vote, as designated on the reverse side, all shares of common stock of Maynard Oil Company held of record by the undersigned on March 31, 2000, at the Annual Meeting of Stockholders to be held on May 17, 2000, or any adjournment or adjournments thereof.

         In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. THIS PROXY, WHEN PROPERLY
EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE DIRECTOR NOMINEES.


                           (continued on reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

1. To vote for the election of James G. Maynard, Ralph E. Graham and Robert B. McDermott as directors, to hold office until the 2001 Annual Meeting of Stockholders. If it is desired that votes be withheld from the election of any of the individual nominees, his name should be written in the following space.


                                        ----------------------------------------
         FOR               WITHHOLD
                           AUTHORITY
                             TO VOTE

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                             THIS PROXY IS  SOLICITED  ON BEHALF
                                             OF THE COMPANY'S BOARD OF DIRECTORS
                                             WHICH  ENCOURAGES EACH  SHAREHOLDER
                                             OF RECORD TO VOTE.

                                             Please sign exactly as name appears
                                             hereon.  When  shares  are  held by
                                             joint  tenants,  both should  sign.
                                             When   signing  as   attorney,   as
                                             executor, administrator, trustee or
                                             guardian, please give full title as
                                             such. If a corporation, please sign
                                             in full corporate name by President
                                             or other authorized  officer.  If a
                                             partnership,    please    sign   in
                                             partnership   name  by   authorized
                                             person.

                                             PLEASE MARK,  SIGN, DATE AND RETURN
                                             THE PROXY CARD  PROMPTLY  USING THE
                                             ENCLOSED ENVELOPE.


-----------------------       ------------------------        -----------------
Signature(s)                  Signature(s)                    Date